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                                                                    Exhibit 10.8


                               SEVENTH AMENDMENT
                               -----------------


               SEVENTH AMENDMENT (this "Amendment"), dated as of July 3, 2002, among TOWN SPORTS INTERNATIONAL, INC., a New York corporation (the "Borrower"), the various lending institutions party to the Credit Agreement referred to below (the "Banks"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), as administrative agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                   WITNESSETH:
                                   ----------

               WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of October 16, 1997 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

               WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein to permit the Borrower to incur up to an additional $5,500,000 of senior subordinated loans under the Mezzanine Subordinated Loan Documents;

               NOW, THEREFORE, it is agreed that as of the Seventh Amendment Effective Date (as defined below):

I.        Consent under the Credit Agreement.
          -----------------------------------

               1. The Banks hereby consent to the amendment to the applicable Mezzanine Subordinated Loan Documents to allow for an additional $5,500,000 of loans to be incurred thereunder so long as the form and substance of such amendment is otherwise reasonably satisfactory to the Administrative Agent.

II.       Amendments to the Credit Agreement.
          -----------------------------------

               1. Clause (d) of Section 3.03 of the Credit Agreement is hereby amended by deleting the text "Fifth Amendment Effective Date" appearing in the second parenthetical contained in such clause (d) and inserting in lieu thereof the text "Seventh Amendment Effective Date".

               2. Section 8.04(j) of the Credit Agreement is hereby amended by deleting the number "$22,500,000" appearing therein and inserting the number "$28,000,000" in lieu thereof.

               3.   Section 10 of the Credit Agreement is hereby further
amended by inserting the following new definition in the appropriate alphabetical order:
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          "Seventh Amendment Effective Date" shall have the meaning set forth in the Seventh Amendment, dated as of July 3, 2002, to this Agreement.

III. Miscellaneous.

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that on the Seventh Amendment Effective Date, both before and after giving effect to this Amendment and the transactions contemplated hereby, (x) no Default or Event of Default shall exist and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Seventh Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective as of the date hereof (the "Seventh Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.


                                   *   *   *

                                     - 2 -


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       TOWN SPORTS INTERNATIONAL, INC.



                                       By /s/ Richard G Pyle
                                          _______________________________
                                          Name: Richard G Pyle
                                          Title: CFO



                                       DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS,
                                          Individually and as Administrative
                                             Agent

                                       By /s/ Mary Kay Coyle
                                          _______________________________
                                          Name:  Mary Kay Coyle
                                          Title: Managing Director


                                       BANK OF SCOTLAND


                                       By /s/ Joseph Fratus
                                          _______________________________
                                          Name:  Joseph Fratus
                                          Title: First Vice President